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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): May 18, 1998




                            GIGA-TRONICS INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-12719                  94-2656341
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
     of Incorporation )               Number)            Identification Number)


                             4650 NORRIS CANYON ROAD
                           SAN RAMON, CALIFORNIA 94583
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (510) 328-4650

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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

        On May 18, 1998, Giga-tronics Incorporated, a California corporation (the "Registrant"), acquired Microsource, Inc., a California corporation ("Microsource"), by merging Giga Micro Corp., a wholly-owned subsidiary of the Registrant, with and into Microsource, with Microsource as the surviving corporation. The purchase price (the "Purchase Price") consisted of $1,500,000 plus contingent payments based upon future net income of Microsource during the two fiscal years after the effective time of the merger. By virtue of the merger, Microsource became a direct, wholly-owned subsidiary of the Registrant, and all of Microsource's outstanding capital stock prior to the merger was converted into rights to receive a pro rata portion of the Purchase Price. Additionally, all outstanding options and warrants to purchase shares of Microsource common stock which were not exercised prior to closing were cancelled.

        Prior to the merger, James Cole served as a member of the Board of Directors of both the Registrant and Microsource. In addition, immediately prior to the merger, the Registrants owned 3,985,069 shares, equalling approximately 12%, of the outstanding Common Stock of Microsource.




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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        The Financial Statements required by Item 7(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than the date which is 75 days after the date of this Report.

(b)     PRO FORMA FINANCIAL INFORMATION

        The Pro Forma Financial Information required by Item 7(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than the date which is 75 days after the date of this Report.

(c)     EXHIBITS

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        Exhibit No.             Description
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

           2.1 Agreement and Plan of Reorganization, dated as of December 22, 1997, by and among the Registrant, Giga Micro Corp. and Microsource, Inc.

           2.2 Amendment No. 1 to Agreement and Plan of Reorganization, dated as of March 17, 1997, by and among the Registrant, Giga Micro Corp. and Microsource, Inc.

           99.1                 Press Release issued May 18, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of May __, 1998.

                                       GIGA-TRONICS INCORPORATED


                                       By:  /s/ George H. Bruns, Jr.
                                            George H. Bruns, Jr.
                                            Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX
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

                                                                    Sequentially
                                                                      Numbered
EXHIBIT NO.       Document                                              Page
-----------       --------                                              ----
Exhibit 2.1       Agreement and Plan of Reorganization, dated as of
                  December 22, 1998, by and among the Registrant, Giga Micro Corp. and Microsource.

Exhibit 2.2       Amendment No. 1 to Agreement and Plan of
                  Reorganization, dated as of March 17, 1998, by and among the Registrant, Giga Micro Corp. and
                  Microsource.


Exhibit 99.1      Press Release issued May 18, 1998

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